UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. __)

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S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

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S&W Seed Company Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors 1.01 Mark J. Harvey 1.02 Mark Herrmann 1.03 Alexander C. Matina 1.04 Alan D. Willits 1.05 Mark W. Wong 2. To ratify the selection of Crowe LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2023. 3. Advisory vote on compensation of named executive officers. 4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.